                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 22, 2004


                           NCT Funding Company, L.L.C.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)



               000-30501                                           22-3634034
       (Commission File Number)                         (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                                                     07039
(Address of principal executive offices and zip code)                                   (Zip Code)

Registrants' telephone number, including area code: (973) 740-5000

                                       N/A
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of Schulte Roth & Zabel LLP, counsel to the Registrant, in connection with the proposed offering of the CIT Equipment Collateral 2004-EF1 Receivable-Backed Notes.

Item 7.           Financial Statements and Exhibits.

(c) Exhibits.

                  The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.               Description
-----------               -----------
5.1                       Legality Opinion of Schulte Roth & Zabel LLP

8.1                       Tax Opinion of Schulte Roth & Zabel LLP

23.1                      Consent of Schulte Roth & Zabel LLP (included in Exhibits 5.1 and 8.1)

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NCT Funding Company, L.L.C.


                                  By:         /s/ Usama Ashraf
                                     ________________________________________
                                  Name:        Usama Ashraf
                                  Title:       Vice President




Dated: June 22, 2004